EXHIBIT 23.1

INDEPENDENT AUDITORS’ CONSENT

           We consent to the use of our report incorporated herein by reference in this Registration Statement of Transport Corporation of America, Inc. on Form S-8 relating to the Chief Executive Officer Stock Option Plan.

/s/ KPMG LLP

Minneapolis, Minnesota September 5, 2002